Exhibit 99.2

FGL Holdings (“F&G”; NYSE: FG)
Financial Supplement
December 31, 2019
(Year Ended December 31)

The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K.

Non-GAAP Financial Measures

This document contains certain non-GAAP financial measures commonly used in our industry that, together with the relevant GAAP measures, may enhance a user’s ability to analyze the Company's operating performance and capital position for the periods presented. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the GAAP measures and are not intended to replace GAAP financial results. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner.

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)
FGL HOLDINGS
Consolidated Financial Highlights

	Three months ended					Year ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Selected Income Statement Data:
Net income (loss)	$225	$65	$46	$171	$(148)	$507	$13
Net income (loss) available to common shareholders	217	58	38	163	(156)	476	(16)
AOI available to common shareholders (1)	94	79	65	82	76	320	257

Earnings Per Share
Diluted net income (loss) available to common shareholders	1.02	0.26	0.17	0.74	(0.70)	2.19	(0.07)
Diluted AOI available to common shareholders (1)	0.44	0.36	0.30	0.37	0.34	1.48	1.19
Diluted weighted-average shares outstanding (in millions)	213.56	216.54	217.26	219.68	220.91	216.74	216.02

Select Metrics:
Return on average common shareholders' equity (1) (3)	39.0%	11.6%	9.6%	71.6%	(80.0)%	29.4%	(1.5)%
Adjusted Operating return on common shareholders' equity, excluding AOCI (1)	21.8%	19.7%	16.6%	22.1%	19.8%	20.0%	16.6%
Common shares outstanding (in millions)	213.16	215.04	217.19	217.33	221.06	213.16	221.06
GAAP Book value per common share	10.81	9.97	8.46	6.15	2.19	10.81	2.19
GAAP Book value per common share, excluding AOCI (1)	8.56	7.56	7.31	7.15	6.43	8.56	6.43
Statutory Book value per share (1) (2)	9.12	8.99	8.63	8.56	8.15	9.12	8.15
Statutory Book value per share, excluding IMR and AVR (1) (2)	12.51	11.81	11.33	11.28	10.78	12.51	10.78
AAUM (1)	28,332	27,871	27,388	25,862	26,140	27,358	25,619
Yield on average assets under management "AAUM" (1)	4.57%	4.32%	4.60%	4.47%	4.51%	4.49%	4.32%
Total product net investment spread (1)	2.41%	2.05%	2.26%	2.17%	2.10%	2.23%	1.95%

Sales
FIA	795	590	767	668	667	2,820	2,283
Fixed rate annuities (MYGA)	126	107	263	280	185	776	758
Institutional spread based	—	100	92	105	105	297	305
Total annuity	921	797	1,122	1,053	957	3,893	3,346
Index universal life	11	9	10	8	8	38	28
Flow reinsurance	122	108	104	60	53	394	185
Total Sales	$1,054	$914	$1,236	$1,121	$1,018	$4,325	$3,559
(1) Refer to "Non-GAAP Financial Measures Definitions"
(2) Statutory book value per share measures reflect an increase in the share count at December 31, 2018 as a result of the tender of warrants on our common stock. The book value of our international subsidiaries and statutory per share measures have been trued-up in prior periods to be more representative of our combined regulatory capital position.

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)

FGL HOLDINGS
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except per share data)

	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Investments:
Fixed maturity securities, available-for-sale, at fair value (amortized cost: December 31, 2019 - $22,914; December 31, 2018 - $22,219)	$23,726	$23,907	$23,362	$21,605	$21,109
Equity securities, at fair value (cost: December 31, 2019 - $1,069; December 31, 2018 - $1,526)	1,071	1,097	1,144	1,171	1,382
Derivative investments	587	454	383	305	97
Mortgage loans	1,267	836	760	674	667
Other invested assets	1,303	1,078	1,030	755	662
Total investments	27,954	27,372	26,679	24,510	23,917
Cash and cash equivalents	969	990	772	1,357	571
Accrued investment income	228	246	232	238	216
Funds withheld for reinsurance receivables, at fair value	2,172	2,045	1,922	837	757
Reinsurance recoverable	3,213	3,250	3,264	3,113	3,190
Intangibles, net	1,455	1,397	1,421	1,421	1,359
Deferred tax assets, net	61	92	150	283	343
Goodwill	467	467	467	467	467
Other assets	195	258	191	220	125
Total assets	$36,714	$36,117	$35,098	$32,446	$30,945

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)

	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
LIABILITIES AND SHAREHOLDERS' EQUITY
Contractholder funds (a)	$25,684	$25,355	$24,828	$23,881	$23,387
Future policy benefits, including $1,953 and $725 at fair value at December 31, 2019 and December 31, 2018, respectively (b)	5,735	5,714	5,641	4,677	4,641
Funds withheld for reinsurance liabilities	831	838	839	653	722
Liability for policy and contract claims (c)	71	63	66	70	64
Debt	542	542	542	541	541
Revolving credit facility	—	15	—	—	—
Other liabilities	1,108	1,015	922	873	700
Total liabilities	33,971	33,542	32,838	30,695	30,055

Shareholders' equity:
Preferred stock ($.0001 par value, 100,000,000 shares authorized, 429,789 and 399,033 shares issued and outstanding at December 31, 2019 and December 31, 2018, respectively)	—	—	—	—	—
Common stock ($.0001 par value, 800,000,000 shares authorized, 221,807,598 and 221,660,974 issued and outstanding at December 31, 2019 and December 31, 2018, respectively	—	—	—	—	—
Additional paid-in capital	2,031	2,022	2,014	2,007	1,998
Retained earnings (Accumulated deficit)	300	85	30	(6)	(167)
Accumulated other comprehensive income (loss)	481	520	251	(216)	(937)
Treasury stock, at cost (8,652,400 shares at December 31, 2019; 600,000 shares at December 31, 2018)	(69)	(52)	(35)	(34)	(4)
Total shareholders' equity	2,743	2,575	2,260	1,751	890
Total liabilities and shareholders' equity	$36,714	$36,117	$35,098	$32,446	$30,945

Equity attributable to preferred shareholders (1)	$438	$430	$422	$414	$406
(1) Refer to "Non-GAAP Financial Measures Definitions"
(a) Contractholder funds include amounts on deposit for annuity and universal life contracts plus the fair value of future index credits and guarantees on our FIA and IUL products.
(b) Future policy benefits include the present value of future benefits on our traditional life insurance products, life contingent SPIA contracts, long-term care block and offshore reinsurance annuity products.
(c) Liability for policy and contract claims represents policyholder pending claims.

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three months ended					Year ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Revenues:
Traditional life insurance premiums	$6	$5	$7	$8	$7	$26	$30
Life contingent immediate annuity	1	4	1	8	2	14	24
Net investment income alternative investments	37	19	21	9	6	86	20
Net investment income fixed income and other investments	287	282	294	280	289	1,143	1,087
Net investment gains (losses)	196	103	135	240	(555)	674	(629)
Surrender charges	7	7	8	8	9	30	44
Cost of insurance fees and other income	29	35	29	47	31	140	135
Total revenues	563	455	495	600	(211)	2,113	711
Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	18	19	22	18	20	77	77
Life contingent immediate annuity benefits and changes in future policy benefits	6	20	15	5	12	46	56
Interest sensitive and index product benefits and changes in future policy benefits	95	292	231	316	(84)	934	290
General expenses	59	26	44	31	47	160	150
Acquisition expenses	134	97	207	103	106	541	348
Deferred acquisition costs ("DAC")	(102)	(75)	(104)	(90)	(98)	(371)	(317)
Amortization of intangibles	72	12	13	29	(23)	126	49
Total benefits and expenses	282	391	428	412	(20)	1,513	653
Operating income	281	64	67	188	(191)	600	58
Interest expense	(8)	(8)	(8)	(8)	(8)	(32)	(29)
Income before income taxes	273	56	59	180	(199)	568	29
Income tax (expense) benefit	(48)	9	(13)	(9)	51	(61)	(16)
Net income (loss)	$225	$65	$46	$171	$(148)	$507	$13
Less Preferred stock dividend	8	7	8	8	8	31	29
Net income (loss) available to common shareholders	$217	$58	$38	$163	$(156)	$476	$(16)

Net income (loss) per common share:
Basic	$1.02	$0.26	$0.17	$0.74	$(0.70)	$2.19	$(0.07)
Diluted	$1.02	$0.26	$0.17	$0.74	$(0.70)	$2.19	$(0.07)
Weighted average common shares used in computing net income (loss) per common share:
Basic (millions)	213.17	216.44	217.19	219.65	220.91	216.59	216.02
Diluted (millions)	213.56	216.54	217.26	219.68	220.91	216.74	216.02

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)
Reconciliation from Net Income (Loss) to AOI (1)

	Three months ended					Year ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Net income (loss)	$225	$65	$46	$171	$(148)	$507	$13
Adjustments to arrive at AOI:
Effect of investment losses (gains), net of offsets (a)	(34)	(44)	(22)	(70)	174	(170)	288
Impacts related to changes in the fair values of FIA related derivatives and embedded derivatives, net of hedging cost, and the fair value accounting impacts of assumed reinsurance by our international subsidiaries (a) (b)	(134)	63	69	(17)	77	(19)	(25)
Effect of change in fair value of reinsurance related embedded derivative, net of offsets (a)	—	18	(10)	19	—	27	—
Effect of integration, merger related & other non-operating items	11	(6)	(3)	(3)	25	(1)	40
Effects of extinguishment of debt	—	—	—	—	—	—	(2)
Tax effect of affiliated reinsurance embedded derivative	—	—	—	—	(15)	—	—
Net impact of Tax Cuts and Jobs Act (c)	—	—	—	—	—	—	3
Tax impact of adjusting items	34	(10)	(7)	(10)	(29)	7	(31)
AOI	$102	$86	$73	$90	$84	$351	$286
Dividends on preferred stock	(8)	(7)	(8)	(8)	(8)	(31)	(29)
AOI available to common shareholders	$94	$79	$65	$82	$76	$320	$257

Per diluted common share:
Net income (loss) available to common shareholders	$1.02	$0.26	$0.17	$0.74	$(0.70)	$2.19	$(0.07)
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets (a)	(0.16)	(0.20)	(0.10)	(0.32)	0.78	(0.78)	1.33
Impacts related to changes in the fair values of FIA related derivatives and embedded derivatives, net of hedging cost, and the fair value accounting impacts of assumed reinsurance by our international subsidiaries (a) (b)	(0.63)	0.29	0.32	(0.08)	0.35	(0.09)	(0.12)
Effect of change in fair value of reinsurance related embedded derivative, net of offsets (a)	—	0.08	(0.05)	0.09	—	0.12	—
Effect of integration, merger related & other non-operating items	0.05	(0.03)	(0.01)	(0.01)	0.11	—	0.19
Effects of extinguishment of debt	—	—	—	—	—	—	(0.01)
Tax effect of affiliated reinsurance embedded derivative	—	—	—	—	(0.07)	—	—
Net impact of Tax Cuts and Jobs Act (c)	—	—	—	—	—	—	0.01
Tax impact of adjusting items	0.16	(0.04)	(0.03)	(0.05)	(0.13)	0.03	(0.14)
AOI available to common shareholders per diluted share	$0.44	$0.36	$0.30	$0.37	$0.34	$1.48	$1.19
(1) Refer to "Non-GAAP Financial Measures Definitions"
(a) Amounts are net of offsets related to value of business acquired ("VOBA"), deferred acquisition cost ("DAC"), deferred sale inducement ("DSI"), unearned revenue ("UREV") amortization and cost of reinsurance, as applicable.
(b) The updated definition of AOI removes the fair value impacts of assumed reinsurance by our international subsidiaries for periods after September 30, 2018.
(c) The Company recorded an immaterial out of period adjustment related to the December 1, 2017 fair value of the deferred income tax valuation allowance acquired from the Business Combination. See "Note 2. Significant Accounting Policies and Practices" of the Company’s Form 10-K for additional information.

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)
Adjusted Operating Income Statement (1)

	Three months ended					Year ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions)
Revenues:
Premiums	$7	9	8	16	$9	$40	$54
Net investment income	324	301	315	289	295	1,229	1,107
Net investment gains (losses) (a)	23	5	11	19	(62)	58	(68)
Insurance and investment product fees and other (b)	37	40	40	47	40	164	179
Total revenues	391	355	374	371	282	1,491	1,272

Benefits and expenses:
Benefits and other changes in policy reserves (c)	151	175	93	178	130	597	649
Acquisition and operating expenses, net of deferrals (d)	80	54	150	47	43	331	159
Amortization of intangibles (e)	36	31	30	29	24	126	103
Total benefits and expenses	267	260	273	254	197	1,054	911

Adjusted operating income before interest and taxes (1)	124	95	101	117	85	437	361
Interest expense	(8)	(8)	(8)	(8)	(8)	(32)	(31)
Adjusted operating income before taxes (1)	116	87	93	109	77	405	330
Income tax expense	(14)	(1)	(20)	(19)	7	(54)	(44)
Adjusted operating income (1)	102	86	73	90	84	351	286
Less Preferred stock dividend	(8)	(7)	(8)	(8)	(8)	(31)	(29)
Adjusted operating income available to common shareholders (1)	$94	$79	$65	$82	$76	$320	$257

(1) Refer to "Non-GAAP Financial Measures Definitions"
(a) Net investment gains (losses): includes the effect of net investment gains (losses) including OTTI, changes in fair values of FIA related derivatives and embedded derivatives, net of hedging costs. For periods after September 30, 2018, effects of net investment gains include the change in fair value of the reinsurance related embedded derivative.
(b) Insurance and investment product fees and other: includes the effect of cost of reinsurance and contract fee termination.
(c) Benefits and other changes in policy reserves: includes the effects of the changes in fair values of FIA embedded derivatives and the fair value impacts of assumed reinsurance by our international subsidiaries.
(d) Acquisition and operating expenses, net of deferrals: includes the effects of integration, merger related and other non-operating items.
(e) Amortization of intangibles includes the impact on DAC, VOBA, and DSI of the adjustments in a and c above.

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)
Notable Items Included in Net Income (Loss) and AOI

Each quarterly reporting period, we identify notable items that help explain the trends in our Net income (loss) and AOI available to common shareholders. The amounts below are included in disclosures within the Company's earnings releases to explain our Net income (loss) and AOI available to common shareholders results as we believe these items provide further clarity to the financial performance of the business.

	Three months ended					Year ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions)
Net income (loss) available to common shareholders	$217	$58	$38	$163	$(156)	$476	$(16)

AOI available to common shareholders	$94	$79	$65	$82	$76	$320	$257
Notable Items (Not Trendable) Included within AOI and Net income (loss) [(unfavorable)/favorable]
Project expenses (a)	(10)	—	(11)	(2)	(2)	(23)	(5)
Single premium immediate annuities ("SPIA") mortality & other reserve adjustments (b)	15	(2)	3	14	4	30	22
Assumption review & DAC, VOBA, DSI and cost of reinsurance unlocking (c)	4	7	—	—	(4)	11	—
Bond prepay income / other (d)	15	15	4	5	15	39	20
(a) Project related expenses.
(b) The release of annuity reserves associated with mortality of annuitants, which varies due to timing, volume and severity of experience, and other reserve adjustments.
(c) Reflects unlocking from updating our DAC, VOBA, DSI and cost of reinsurance amortization models for actual experience and equity market fluctuations. Also, annually in the 3rd calendar quarter, we complete our Annual Assumption Review & Unlocking process by adjusting our valuation assumptions to align with actual experience.
(d) Bond prepayment income, changes in tax valuation, and other allowances related to reinsurance and agent debt, reinsurance settlements and other net favorable activity.

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)
Capitalization

	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Capitalization:
Debt	$550	$565	$550	$550	$550
Total debt	550	565	550	550	550
Total shareholders' equity	2,743	2,575	2,260	1,751	890
Total capitalization	3,293	3,140	2,810	2,301	1,440
AOCI	481	520	251	(216)	(937)
Total capitalization excluding AOCI (1)	$2,812	$2,620	$2,559	$2,517	$2,377

Total shareholders' equity	2,743	2,575	2,260	1,751	890
Equity available to preferred shareholders	438	430	422	414	406
Common shareholders' equity	2,305	2,145	1,838	1,337	484
AOCI	481	520	251	(216)	(937)
Total common shareholders' equity excluding AOCI (1)	$1,824	$1,625	$1,587	$1,553	$1,421

Debt-to-Capital Ratios: (1)
Total Debt to Capitalization, excluding AOCI (1)	19.6%	21.6%	21.5%	21.9%	23.1%
Rating Agency Adjusted Debt to Capitalization, excluding AOCI (1)	27.3%	29.8%	29.7%	30.1%	31.7%

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)
Reconciliation of Return on Equity (ROE) to Adjusted Operating ROE

	Twelve months ended
Reconciliation of the Twelve Month Rolling ROE to Adjusted Operating ROE	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Return on average common shareholders' equity (1)	29.4%	7.5%	8.2%	10.3%	(1.5)%
AOCI	0.3%	(0.9)%	(2.2)%	(4.6)%	0.5%
Return on average common shareholders' equity, excluding AOCI (1)	29.7%	6.6%	6.0%	5.7%	(1.0)%

Aggregate adjustments to arrive at AOI available to common shareholders (2)	(9.7)%	12.7%	12.3%	12.2%	17.6%
Adjusted Operating return on common shareholders' equity, excluding AOCI (1)	20.0%	19.3%	18.3%	17.9%	16.6%

	Three months ended
Reconciliation of Quarterly ROE to Adjusted Operating ROE	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Return on average common shareholders' equity (1)	39.0%	11.6%	9.6%	71.6%	(80.0)%
AOCI	11.3%	2.8%	0.1%	(27.8)%	39.3%
Return on average common shareholders' equity, excluding AOCI (1)	50.3%	14.4%	9.7%	43.8%	(40.7)%

Aggregate adjustments to arrive at AOI available to common shareholders (2)	(28.5)%	5.3%	6.9%	(21.7)%	60.5%
Adjusted Operating return on common shareholders' equity, excluding AOCI (1)	21.8%	19.7%	16.6%	22.1%	19.8%

(1) Refer to "Non-GAAP Financial Measures Definitions"
(2) Refer to "Reconciliation from Net Income (Loss) to AOI" for further details on individual adjustments

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)
Financial Strength Ratings

	A.M. Best	Fitch (1)	Moody's (2)	S&P (3)
Holding Company Ratings
FGL Holdings
Issuer Credit / Default Rating	Not Rated	BBB-	Ba3	BB+
Outlook		Positive	Positive	Positive
CF Bermuda Holdings Limited
Issuer Credit / Default Rating	Not Rated	BBB-	Ba2	BB+
Outlook		Positive	Positive	Positive
Fidelity & Guaranty Life Holdings, Inc.
Issuer Credit / Default Rating	bbb-	BBB-	Not Rated	BB+
Outlook	Stable	Positive		Positive
Senior Unsecured Notes	bbb-	BB+	Ba2	BB+
Outlook	Stable		Positive

Operating Subsidiary Ratings
Fidelity & Guaranty Life Insurance Company
Financial Strength Rating	A-	BBB+	Baa2	BBB+
Outlook	Stable	Positive	Positive	Positive
Fidelity & Guaranty Life Insurance Company of New York
Financial Strength Rating	A-	BBB+	Not Rated	BBB+
Outlook	Stable	Positive		Positive
F&G Reinsurance Ltd
Financial Strength Rating	A-	BBB-	Not Rated	Not Rated
Outlook	Stable	Positive
F&G Life Re Ltd
Financial Strength Rating	Not Rated	BBB-	Baa2	BBB+
Outlook		Positive	Positive	Positive
*Reflects current ratings and outlooks as of date of filing
(1) Outlook reflects Rating Watch Positive
(2) Outlook reflects Review for Upgrade
(3) Outlook reflects CreditWatch Positive

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)
Net Investment Spread Results

(Dollars in millions)	Three months ended		Year ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Yield AAUM (1)	4.57%	4.51%	4.49%	4.32%
Less: Interest credited and option cost	(2.16)%	(2.41)%	(2.26)%	(2.37)%
Total product net investment spread (1)	2.41%	2.10%	2.23%	1.95%

FIA net investment spread	3.21%	2.55%	2.85%	2.41%

Gross investment book yield - bonds purchased during the period (1)	4.78%	5.80%	4.84%	5.39%

Net investment book yield - bonds purchased during the period (1)	4.34%	5.47%	4.41%	5.12%

AAUM (1)	$28,332	$26,140	$27,358	$25,619
(1) Refer to "Non-GAAP Financial Measures Definitions"

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)

Total Product Net Investment Spread
Total Product Net Investment Spread	Three months ended		Year ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net investment income	$324	$295	$1,229	$1,107
AAUM (1)	28,332	26,140	27,358	25,619
Yield	4.57%	4.51%	4.49%	4.32%

Interest credits	$76	$76	$302	$297
Option & futures costs	63	61	250	227
Total interest credited and option costs	$139	$137	$552	$524
Average account value	25,476	22,680	24,408	22,079
Interest credited & option cost	2.16%	2.41%	2.26%	2.37%
Net investment spread (1)	2.41%	2.10%	2.23%	1.95%

(1) Refer to "Non-GAAP Financial Measures Definitions"

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)

FIA Net Investment Spread
FIA Net Investment Spread	Three months ended		Year ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net investment income	$223	$174	$793	$664
AAUM (1)	17,628	15,430	16,768	15,207
Yield	5.06%	4.50%	4.73%	4.37%

Interest credits	$14	$13	$52	$60
Option & futures costs	63	61	250	227
Total interest credited and option costs	$77	$74	$302	$287
Average account value	16,565	15,162	16,028	14,663
Interest credited & option cost	1.85%	1.95%	1.88%	1.96%
Net investment spread (1)	3.21%	2.55%	2.85%	2.41%

(1) Refer to "Non-GAAP Financial Measures Definitions"

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)

Annuity Account Balance Rollforward (a)

(Dollars in millions)	Three months ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Account balances at beginning of period:	$20,052	$19,701	$19,191	$18,927	$19,335
Net deposits	920	696	1,047	921	884
Premium and interest bonuses	19	16	16	16	17
Fixed interest credited and index credits	118	86	95	64	99
Guaranteed product rider fees	(32)	(27)	(27)	(26)	(27)
Surrenders, withdrawals, deaths, etc.	(675)	(420)	(436)	(711)	(624)
Reinsurance treaty cession	—	—	(185)	—	—
Account balance at end of period	$20,402	$20,052	$19,701	$19,191	$18,926
(a) The rollforward reflects the vested account balance of our fixed index annuities and fixed rate annuities, net of reinsurance.
Deferred Annuity Rider Reserve Summary

(Dollars in millions)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Rider reserve	$255	$244	$244	$227	$211
Account value with rider reserves	10,922	10,621	10,365	9,924	9,593
Rider reserves as a percentage of account value with rider reserves	2.3%	2.3%	2.3%	2.3%	2.2%

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)

Annuity Deposits by Product Type

	Three months ended		Year ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Product Type	(Dollars in millions)		(Dollars in millions)
Fixed Index Annuities:
Index Strategies	$716	$602	$2,480	$1,941
Fixed Strategy	76	84	320	312
	792	686	2,800	2,253

Fixed Rate Annuities:
Single-Year Rate Guaranteed	1	7	8	11
Multi-Year Rate Guaranteed	127	191	777	769
Total before coinsurance ceded	920	884	3,585	3,033
Coinsurance ceded	—	—	1	—
Net after coinsurance ceded	$920	$884	$3,584	$3,033

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Account Values (net of reinsurance) at December 31, 2019 (unaudited):

	Surrender Charge			Net Account Value
	(Unaudited)
Product Type	Avg. Years at Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in millions	%
Fixed Index Annuities	11	6	8%	$16,818	83%
Single-Year Rate Guaranteed	10	1	1%	291	1%
Multi-Year Rate Guaranteed	5	3	7%	3,293	16%
Total				$20,402	100%

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)
Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Unaudited)
	(Dollars in millions)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$396	$2,310
0.0% < 2.0%	18	68
2.0% < 4.0%	14	413
4.0% < 6.0%	114	1,299
6.0% < 8.0%	1,271	2,047
8.0% < 10.0%	1,763	3,853
10.0% or greater	8	6,828
	$3,584	$16,818

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Unaudited)
	(Dollars in millions)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of surrender charge	$2,564	—%
2019	588	3%
2020 - 2021	3,771	6%
2022 - 2023	3,214	8%
2024 - 2025	3,608	9%
Thereafter	6,657	11%
	$20,402	8%

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Unaudited)
	(Dollars in millions)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$512	$1,306
0.0% - 1.0%	203	1,403
1.0% - 2.0%	622	43
2.0% - 3.0%	2,247	4
Allocated to index strategies	—	14,062
	$3,584	$16,818

FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Monthly Average, Point to Point and Gain Trigger Strategies with Cap

	Minimum Guaranteed Cap
	(Unaudited)
	1%	2%	3%	5%	6%
Current Cap	(Dollars in millions)
At minimum	$—	$—	$1,633	$517	$5
2-3%	1,576	—	—	—	—
3-4%	1,059	—	236	—	—
4-5%	525	—	153	—	—
5-6%	363	4	26	—	—
6-7%	145	7	33	—	3
7% +	132	81	202	—	60
Total:	$3,800	$92	$2,283	$517	$68

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)
Monthly Point-to-Point with Cap

Minimum Guaranteed Cap 1%
(Unaudited)
Current Cap	(Dollars in millions)
At minimum	$2,308
1% to 2%	2,547
2% to 3%	410
3% +	74
Total:	$5,339

3 Year Step Forward with Cap

	Minimum Guaranteed Cap 2%	Minimum Guaranteed Cap 5%
	(Unaudited)
Current Cap	(Dollars in millions)
At minimum	$—	$17
2% to 5%	1	—
5% to 7%	14	44
7% to 9%	—	36
9% to 11%	—	14
11% to 13%	—	8
Total:	$15	$119

2 Year Point-to-Point Spread Barclays Trailblazer

Minimum Guaranteed Cap 1%
(Unaudited)
Current Cap	(Dollars in millions)
At minimum	$—
3% to 5%	—
1% to 3%	—
<1%	1,589
Total:	$1,589

There is an additional $240 million Account Value allocated to strategies not listed above. Of this $240 million, $13 million is at the guaranteed rates.

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)

Summary of Invested Assets by Asset Class

(Dollars in millions)	December 31, 2019			December 31, 2018
	(Unaudited)			(Unaudited)
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available for sale:
United States Government full faith and credit	$33	$34	—%	$120	$119	—%
United States Government sponsored entities	133	134	—%	107	106	—%
United States municipalities, states and territories	1,284	1,343	5%	1,216	1,187	5%
Foreign Governments	138	155	1%	129	121	1%
Corporate securities:
Finance, insurance and real estate	4,038	4,234	15%	4,307	4,088	17%
Manufacturing, construction and mining	739	771	3%	632	574	2%
Utilities, energy and related sectors	2,345	2,452	9%	2,527	2,306	10%
Wholesale/retail trade	1,576	1,617	6%	1,520	1,376	6%
Services, media and other	2,353	2,523	9%	2,227	2,035	9%
Hybrid securities	983	1,027	4%	992	901	4%
Non-agency residential mortgage-backed securities	784	820	3%	920	925	4%
Commercial mortgage-backed securities	2,788	2,922	10%	2,568	2,537	11%
Asset-backed securities	1,774	1,813	6%	1,542	1,549	6%
CLO securities	3,946	3,881	14%	3,411	3,283	14%
Alternative investments	1,084	1,077	4%	563	560	2%
Equity securities	999	1,002	4%	1,475	1,332	6%
Commercial mortgage loans	422	435	2%	482	483	2%
Residential mortgage loans	845	848	3%	185	187	1%
Other (primarily derivatives and limited partnerships)	628	867	3%	481	240	1%
Total (a)	$26,892	$27,955	100%	$25,404	$23,909	100%
(a) Asset duration, including cash and cash equivalents, of 6.63 years and 6.57 years vs. liability duration of 6.8 years and 6.19 years for the periods ending December 31, 2019 and December 31, 2018, respectively.

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)
Credit Quality of Fixed Maturity Securities at December 31, 2019 (unaudited)

NAIC Designation	Fair Value	Percent
	(Dollars in millions)
1	$12,829	54%
2	9,350	39%
3	1,108	5%
4	280	1%
5	159	1%
6	—	—%
	$23,726	100%

Rating Agency Rating	Fair Value	Percent
	(Dollars in millions)
AAA	$496	2%
AA	1,520	6%
A	6,601	28%
BBB	8,800	37%
Not rated	4,304	18%
Total investment grade	21,721	91%
BB	1,353	6%
B and below	519	2%
Not rated	133	1%
Total below investment grade	2,005	9%
	$23,726	100%

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)
Summary of Residential Mortgage Backed Securities by Collateral Type and NAIC Designation

	December 31, 2019
	(Unaudited)
Collateral Type	Amortized Cost	Fair Value
	(Dollars in millions)
Total by collateral type
Government agency	$128	$130
Prime	577	609
Subprime	79	81
Alt-A	133	134
	$917	$954
Total by NAIC designation
1	$848	$887
2	48	47
3	8	8
4	13	12
5	—	—
	$917	$954

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)
Top 10 Holdings by Issuers

(Dollars in millions)	December 31, 2019
	(Unaudited)
Issuer (a):	Fair Value	Percentage of Total Invested Assets
HSBC Holdings	$132	0.5%
HP Enterprise Co	129	0.5%
Metropolitan Transportation Authority (NY)	122	0.4%
Prudential Financial Inc	118	0.4%
JP Morgan Chase & Co.	112	0.4%
Nationwide Mutual Insurance Company	109	0.4%
AT&T Inc.	107	0.4%
CVI CVF III MASTER FUND II LL	105	0.4%
Viacom Inc.	105	0.4%
BLACKSTONE DIV ALT ISSR	101	0.4%
(a) Issuers excluding U.S. Governmental securities.

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)
Reinsurance Counterparty Risk Top 5 Reinsurers

(Dollars in millions)		(Unaudited)
		Financial Strength Rating
Parent Company/Principal Reinsurers	Reinsurance Recoverable (a)	AM Best	S&P	Fitch	Moody's
Wilton Re	$1,496	A+	Not Rated	A+	Not Rated
Kubera Insurance (SAC) Ltd	842	Not Rated	Not Rated	Not Rated	Not Rated
Security Life of Denver	156	Not Rated	A+	A	A3
Hannover Re	131	A+	AA-	Not Rated	Not Rated
London Life	107	A+	Not Rated	Not Rated	Not Rated
(a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)
Shareholder Information

Corporate Offices:
FGL Holdings
Boundary Hall, Cricket Square, 4th Floor
Grand Cayman KY1-1102
Cayman Islands

Investor Contact:
Jon Bayer
Investors@fglife.com
(410) 487-8898

Common stock and Dividend Information:
NYSE symbol: "FG"

	High	Low	Close	Dividend Declared
2019 (Unaudited)
First Quarter	$8.80	$6.57	$7.87	$0.01
Second Quarter	$8.96	$7.87	$8.40	$0.01
Third Quarter	$8.75	$6.31	$7.98	$0.01
Fourth Quarter	$10.75	$7.85	$10.70	$0.01

Transfer Agent
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Phone: (212) 509-4000
http://www.continentalstock.com

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)
NON-GAAP FINANCIAL MEASURES DEFINITIONS
The following represents the definitions of non-GAAP measures used by the FGL Holdings.
Adjusted Operating Income (AOI)
AOI is a non-GAAP economic measure we use to evaluate financial performance each period. AOI is calculated by adjusting net income (loss) to eliminate:
(i) the impact of net investment gains/losses, including other than temporary impairment ("OTTI") losses recognized in operations, but excluding realized gains and losses on derivatives hedging our indexed annuity policies,
(ii) the impacts related to changes in the fair values of FIA related derivatives and embedded derivatives, net of hedging cost, and the fair value accounting impacts of assumed reinsurance by our international subsidiaries,
(iii) the tax effect of affiliated reinsurance embedded derivative,
(iv) the effect of change in fair value of the reinsurance related embedded derivative,
(v) the effect of integration, merger related & other non-operating items,
(vi) impact of extinguishment of debt, and
(vii) net impact from Tax Cuts and Jobs Act.
Adjustments to AOI are net of the corresponding impact on amortization of intangibles, as appropriate. The income tax impact related to these adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of the Company, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations.

Beginning with the quarter ended December 31, 2018, the Company updated its AOI definition to remove the incremental change due to the impact of the fair value accounting election for international subsidiaries. Management believes this revision will enhance the understanding of our business as the Company executes its growth strategy through international third party assumed business and is more relevant to investors as the impact of fair value accounting election can create an increase/decrease in the assumed liabilities that does not match the increase/decrease of the corresponding assets. This change will be applied on a prospective basis as the Company executes its growth strategy through international third party assumed reinsurance.
AOI Available to Common Shareholders
AOI available to common shareholders is a non-GAAP economic measure we use to evaluate financial performance attributable to our common shareholders each period. AOI available to common shareholders is calculated by adjusting net income (loss) available to common shareholders to eliminate the same items as described in the AOI paragraph above. While these adjustments are an integral part of the overall performance of the Company, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, Management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations.
Common Shareholders’ Equity
Common Shareholders’ Equity is based on Total Shareholders’ Equity excluding Equity Available to Preferred Shareholders. Management considers this to be a useful measure internally and to investors to assess the level of equity that is attributable common stock holders.

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)
Common Shareholders’ Equity Excluding AOCI
Common Shareholders’ Equity Excluding AOCI is based on Common Shareholders' Equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on common equity.
Equity Attributable to Preferred Shareholders
Equity attributable to preferred shareholders is equal to the product of (a) the number of preferred shares outstanding plus share dividends declared but not yet issued and (b) the original liquidation preference amount per share. Management considers this non-GAAP measure to provide useful information internally and to investors and analysts to assess the level of equity that is attributable to preferred stock holders.
Total Capitalization Excluding AOCI
Total Capitalization Excluding AOCI is based on shareholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess the capital position of the Company.
GAAP Book Value per Common Share (including and excluding AOCI)
GAAP Book Value per Common Share including and excluding AOCI is calculated as Common Shareholders’ Equity and Common Shareholders Equity Excluding AOCI divided by the total number of shares of common stock outstanding. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of the Company.
Statutory Book Value per Common Share (including and excluding Interest maintenance reserve ("IMR") and asset valuation reserve ("AVR"))
Statutory Book Value per Common Share including IMR and AVR is calculated as Fidelity & Guaranty Life Insurance Company ("FGL Insurance")’s statutory basis capital and surplus plus the international insurance entities’ common shareholder’s equity and related distributable capital, excluding AOCI divided by the total number of shares of common stock outstanding at FGL Holdings. Statutory Book Value per Common Share excluding IMR and AVR is calculated as FGL Insurance’s statutory basis capital and surplus excluding IMR and AVR plus the international insurance entities’ common shareholder’s equity and related distributable capital, excluding AOCI, divided by the total number of shares of common stock outstanding at FGL Holdings. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of our primary insurance entities.
Return on Average Common Shareholders’ Equity
Return on Average Common Shareholders' Equity is calculated by dividing net income (loss) available to common shareholders by total average Common Shareholders’ Equity. Average Common Shareholders Equity for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity is calculated using the beginning and ending Common Shareholders’ Equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to December 1, 2017. The rolling average will be updated from the merger date forward to use available historical data points until 5 historical data points are available. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this to be a useful measure internally and for investors and analysts to assess the level of return driven by the Company that is attributable to common shareholders.
Return on Average Common Shareholders Equity Excluding AOCI
Return on Average Common Shareholders' Equity Excluding AOCI is calculated by dividing net income (loss) available to common shareholders by total average Common Shareholders’ Equity Excluding AOCI. Average Common Shareholders Equity Excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity Excluding AOCI is calculated using the beginning and ending Common Shareholders’ Equity, excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to December 1, 2017. The rolling average will be updated from the merger date forward to use available historical data

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)
points until 5 historical data points are available. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this to be a useful measure internally and for investors and analysts to assess the level of return driven by the Company that is attributable to common shareholders.
Adjusted Operating Return on Average Common Shareholders’ Equity Excluding AOCI
Adjusted Operating Return on Common Shareholders’ Equity Excluding AOCI is calculated by dividing AOI Available to Common Shareholders’ by total average Common Shareholders’ Equity Excluding AOCI. Average Common Shareholders’ Equity Excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity is calculated using the beginning and ending Common Shareholders Equity, Excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to December 1, 2017. The rolling average will be updated from the merger date forward to use available historical data points until 5 historical data points are available. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of adjusted earned return on common equity.
Debt-to-Capital excluding AOCI
Debt-to-capital ratio is computed by dividing total debt by total capitalization excluding AOCI. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position.
Rating Agency Adjusted Debt to Capitalization, excluding AOCI
Rating Agency Adjusted Debt to Capitalization, excluding AOCI is computed by dividing the sum of total debt and 50% Equity Available to Preferred Shareholders by total capitalization excluding AOCI less a 50% credit for Equity Available to Preferred Shareholders. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position.
Average Assets Under Management (AAUM)
AAUM is calculated as the sum of:
(i) total invested assets at amortized cost, excluding derivatives;
(ii) related party loans and investments;
(iii) accrued investment income;
(iv) funds withheld at fair value;
(v) the net payable/receivable for the purchase/sale of investments, and
(iv) cash and cash equivalents, excluding derivative collateral, at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one.
Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment.
Yield on AAUM
Yield on AAUM is calculated by dividing annualized net investment income by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.
Net Investment Spread
Net investment spread is the excess of net investment income earned over the sum of interest credited to policyholders and the cost of hedging our risk on FIA policies. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the performance of the Company’s invested assets against the level of investment return provided to policyholders, inclusive of hedging costs.

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)
Investment Book Yield
Investment book yield on bonds purchased during the period excludes yield on short-term treasuries and cash and cash equivalents. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return on the Company’s income generating invested assets.

Sales (FIA Sales and Total Retail Annuity Sales)
Sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. Annuity and IUL sales are recorded as deposit liabilities (i.e. contractholder funds) within the Company's unaudited condensed consolidated financial statements in accordance with GAAP. Management believes that presentation of sales, as measured for management purposes, enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition.

While management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace GAAP financial results and should be read in conjunction with those GAAP results.

FGL HOLDINGS
Financial Supplement - December 31, 2019
(All periods are unaudited)
Research Analyst Coverage

Daniel Bergman
Citi Research
(212) 816-2132
Daniel.bergman@citi.com

Andrew Kligerman
Credit Suisse
(212) 325-5069
andrew.kligerman@credit-suisse.com

Alex Scott
Goldman Sachs
(917) 343-7160
alex.scott@gs.com

Pablo Singzon
J.P. Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com

Mark A. Dwelle
RBC Capital Markets
(804) 782-4008
mark.dwelle@rbccm.com

John Barnidge
Sandler O'Neill + Partners
(312) 281-3412
jbarnidge@sandleroneill.com

Brian Meredith
UBS Investment Research
(212) 713-2492
Brian.Meredith@ubs.com